Exhibit 32

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Speedemissions, Inc. (the “Company”) on Form 10-KSB/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Richard A. Parlontieri, President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2008		/s/ Richard A. Parlontieri
	By:	Richard A. Parlontieri
	Its:	President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Speedemissions, Inc. and will be retained by Speedemissions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Speedemissions, Inc., (the “Company”) on Form 10-KSB/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Michael S. Shanahan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2008		/s/ Michael S. Shanahan
	By:	Michael S. Shanahan
	Its:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Speedemissions, Inc. and will be retained by Speedemissions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.